Exhibit 10.6
TM ENTERTAINMENT AND MEDIA, INC.
[               ], 2007
Theodore S. Green
Malcolm Bird
c/o TM Entertainment and Media, Inc.
307 East 87th Street
New York, NY 10128
Gentlemen:
This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement for the initial public offering (“IPO”) of the Units of TM Entertainment and Media, Inc. (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, you shall make available to the Company certain administrative services, as well as the use of certain office space in New York City, as may be required by the Company from time to time, situated at 307 East 87th Street (or any successor location). In exchange therefor, the Company shall pay you, one of your affiliates or a third-party the sum of $7,500 on the Effective Date and the first day of each month thereafter.

Very truly yours, TM ENTERTAINMENT AND MEDIA, INC.
By:
Name:
Title:

AGREED TO AND ACCEPTED BY:
By:
Name:
Title:

AGREED TO AND ACCEPTED BY:
By:
Name:
Title: